abrdn Funds: Summary Prospectus
abrdn U.S. Sustainable Leaders Fund

February 28, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.aberdeeninvestments.com/us/literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenplc.com, calling (866) 667-9231 or asking your financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2026, as may be supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Form  N-CSR, dated October 31, 2025,  are incorporated by reference into this summary prospectus.

Fund Tickers

Class A – GXXAX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX

Objective

The abrdn U.S. Sustainable Leaders Fund  (the “U.S. Sustainable Leaders Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the U.S. Sustainable Leaders Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000  in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 112 and 152 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 104 and 105 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.29%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.24%	1.01%	1.01%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.05%	0.11%	0.05%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.19%	0.90%	0.96%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“Acquired Fund Fees and Expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Fund Summary -  abrdn U.S. Sustainable Leaders Fund   1

Fund Summary - abrdn U.S. Sustainable Leaders Fund

Example

This Example is intended to help you compare the cost of investing in the U.S. Sustainable Leaders Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$941	$1,212	$1,985
Institutional Class Shares	$92	$311	$547	$1,226
Institutional Service Class Shares	$98	$317	$553	$1,232

Portfolio Turnover

The U.S. Sustainable Leaders Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Strategies

The U.S. Sustainable Leaders Fund seeks to achieve its investment objective of seeking long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.

In pursuing the Fund’s investment strategies, the Adviser invests in quality companies and is an active, engaged owner and takes into consideration a company’s management of ESG risks and opportunities and the company’s ESG performance. The Adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market. The Adviser’s overall quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material ESG factors impacting a company.

When assessing the most material ESG factors impacting a company, the Adviser evaluates the ownership structure and governance of the company as well as potential environmental and social risks and opportunities that the company may face. The Adviser will assign each company an ESG-quality rating ranging from 1 to 5 (1 indicating best in class and 5 indicating laggards) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 2 or better by the Adviser. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned an ESG quality rating by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.

Examples of areas under scope when assessing a company’s ESG quality include the following:

•	Corporate Governance

•	Carbon Emissions

•	Air Quality

•	Energy Management

•	Water & Wastewater Management

•	Waste & Hazardous Materials Management

•	Ecological Impacts

•	Human Rights & Community Relations

•	Customer Privacy

•	Data Security

•	Access & Affordability

•	Product Quality & Safety

•	Customer Welfare

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Fund Summary - abrdn U.S. Sustainable Leaders Fund

•	Selling Practices & Product Labelling

•	Labor Practices

•	Employee Health & Safety

•	Employee Engagement

•	Diversity & Inclusion

•	Product Design & Lifecycle Management

•	Business Model Resilience

•	Supply Chain Management

•	Materials Sourcing & Efficiency

•	Physical Impacts of Climate Change

•	Business Ethics

•	Competitive Behavior

•	Management of the Legal & Regulatory Environment

•	Critical Incident Risk Management

•	Systemic Risk Management

The foregoing list is not exhaustive and may change; in addition, not all areas in the foregoing list are relevant to every company in which the Fund may invest. The Adviser focuses its analysis on those areas that it believes will materially impact a company’s reputation or operational or financial performance.

In carrying out its assessments of ESG quality, the Adviser’s equity analysts incorporate internal data sources, including external sources (e.g. MSCI reports), a proprietary score (“Overall Sustainability Assessment”), thematic expertise from the Adviser’s Sustainable Investment Team and stock-specific expertise from the Adviser’s equity  ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.

In addition, the Adviser limits exposure to the lowest scoring companies according to the Adviser’s Overall Sustainability Assessment  to a maximum of 20% of the Fund’s net assets. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned an Overall Sustainability Assessment by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.

Binary exclusions are also applied to exclude a defined list of unacceptable activities. Based on MSCI business involvement screening research and the Adviser’s analysis, the Fund will seek to not invest in companies that have:

•	failed to uphold one or more principles of the UN Global Compact;

•	an industry tie to (including companies that provide support systems and services, as well as those with direct (i.e., owners and producers) and indirect (i.e., parents and subsidiaries) involvement in) controversial weapons (cluster munitions, landmines, biological / chemical weapons, depleted uranium weapons, blinding laser weapons, incendiary weapons, and/or non-detectable fragments);

•	a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

•	a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

•	a revenue contribution of 10% or more from the extraction of unconventional oil and gas (including oil sands, oil shale (kerogen-rich deposits), shale gas, shale oil, coal seam gas, and coal bed methane and excluding conventional oil and gas productions);

•	or a revenue contribution from thermal coal extraction.

The Fund targets a lower Weighted Average Carbon Intensity (“WACI”) than its benchmark based on third-party data, or third-party estimates when an issuer does not report Scope 1 and 2 emissions.

The Fund will measure compliance with its principal investment strategies at the time of investment. Third party data by which the Fund measures compliance with its binary exclusions, WACI target, and Overall Sustainability Assessment threshold  is updated at regular intervals. If a company no longer meets the Fund’s principal strategies, the Adviser will make a determination as to whether to sell such security, in accordance with the Adviser’s internal process.

As a non-fundamental policy, under normal circumstances, the U.S. Sustainable Leaders Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies that the Adviser considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund seeks to invest in securities of U.S. companies. For purposes of the Fund’s 80% policy, a company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

•	the company is organized under the laws of the United States;

Fund Summary -  abrdn U.S. Sustainable Leaders Fund   3

Fund Summary - abrdn U.S. Sustainable Leaders Fund

•	the company has its principal office in, or management is located in, the United States; and/or

•	the company has its principal securities trading market in the United States.

The Fund may also invest in non-U.S. companies, including primarily Canadian companies.

The Fund will invest in companies across a broad spectrum of market capitalizations.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

Principal Risks

The U.S. Sustainable Leaders Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first five risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Sustainable Investing Risk – The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

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Fund Summary - abrdn U.S. Sustainable Leaders Fund

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Sustainable Leaders Fund. The bar chart shows how the Fund’s annual total returns for Class A shares have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown.   The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance.  Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.  The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeeninvestments.com/en-us/investor/funds/view-all-funds or call 866-667-9231.

The Fund changed its investment strategy effective December 1, 2020. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to Aberdeen U.S. Sustainable Leaders Fund. Performance information for periods prior to December 1, 2020 do not reflect the current investment strategy.

Fund Summary -  abrdn U.S. Sustainable Leaders Fund   5

Fund Summary - abrdn U.S. Sustainable Leaders Fund

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return:  22.32%  - 2nd quarter 2020

Lowest Return: -17.23%  - 2nd quarter 2022

After-tax returns are shown in the following table for Class A shares only and will vary for other classes.  After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-2.44%	2.40%	9.18%
Class A shares – After Taxes on Distributions	-3.03%	0.62%	6.73%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	-1.02%	1.51%	6.77%
Institutional Class shares – Before Taxes	3.91%	3.94%	10.16%
Institutional Service Class shares – Before Taxes	3.80%	3.87%	10.08%
Russell 3000® Index(2) (reflects no deduction for fees, expenses or taxes)	17.15%	14.59%	17.59%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

Investment Adviser

abrdn Inc. (the “Adviser”) serves as the U.S. Sustainable Leaders Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanna McIntyre, CFA®	Investment Director	2023

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Fund Summary - abrdn U.S. Sustainable Leaders Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Summary -  abrdn U.S. Sustainable Leaders Fund   7

Fund Summary - abrdn U.S. Sustainable Leaders Fund

8   Fund Summary - abrdn U.S. Sustainable Leaders Fund